Exhibit 99.2

MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc.
INDEX TO FINANCIAL STATEMENTS

Page

MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc. – Years Ended December 31, 2007 and December 31, 2006	2

MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc. – Three Months Ended March 31, 2008 and March 31, 2007	20

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc.

We have audited the combined balance sheets of MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc. as of December 31, 2007 and 2006 and the related combined statements of operations, changes in stockholders’ equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc. as of December 31, 2007 and 2006, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles in the United States of America.

The accompanying combined financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has used net cash in its operating activities of approximately $564,000 and $182,000 during 2007 and 2006, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 1. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sherb &Co LLP
Boca Raton, Florida	Certified Public Accountants
April 24, 2008

MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc.
Combined Balance Sheets

	December 31,
	2007	2006
ASSETS
Current Assets:
Cash and cash equivalents	$3,591	$181,266
Accounts receivable, net of allowance for doubtful accounts of $372,811 and $165,920 at December 31 2007 and 2006, respectively and allowance for returns of $557,809 and $160,842 at December 31, 2007 and 2006, respectively	872,449	669,070
Note receivable from related party	184,422	172,316
Due from related parties	961,613	868,894
Deferred tax assets	17,088	-
Inventories	584,199	473,101
Total current assets	2,623,362	2,364,647

Property, plant and equipment, net of accumulated depreciation of $347,354 and $274,854 at December 31, 2007 and 2006, respectively	356,441	424,310
Other assets	39,500	39,500

Total assets	$3,019,303	$2,828,457

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Line of credit	$348,414	$348,414
Accounts payable and accrued expenses	833,434	463,506
Due to related party	432,751	73,762
Loans payable to officer	222,932	64,211
Note payable	-	21,902
Customer deposits	-	145,381
Income tax payable	17,088	34,759
Total current liabilities	1,854,619	1,151,935

Stockholders' Equity:
Common stock (see note 9)	2,000	2,000
Additional paid-in capital	18,063	18,063
Retained earnings	1,144,621	1,656,459
Total stockholders' equity	1,164,684	1,676,522

Total liabilities and stockholders’ equity	$3,019,303	$2,828,457

See Accompanying Notes to Combined Financial Statements.

MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc.
Combined Statements of Operations

	For the year ended
	December 31,
	2007	2006

Revenues, net	$5,829,580	$7,981,759

Cost of goods sold	1,405,163	1,365,320

Gross Profit	4,424,417	6,616,439

Operating expenses:
Product development - related party	831,383	1,655,332
Selling, general & administrative expenses	4,057,413	5,197,784

Total operating expense	4,888,796	6,853,116

Operating loss	(464,379)	(236,677)

Other expense:
Interest expense	47,459	30,397

Loss before income tax	(511,838)	(267,074)

Income tax	-	40,033
	-	40,033

Net loss	$(511,838)	$(307,107)

See Accompanying Notes to Combined Financial Statements.

MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc.
Combined Statements of Changes in Stockholders' Equity
From January 1, 2006 to December 31, 2007

					Total
	Common Stock		Additional	Retained	Stockholders'
	Shares	Amount	paid-in capital	Earnings	Equity

Balance, January 1, 2006	1,000,100	$2,000	$18,063	$1,963,566	$1,983,629

Net loss	-	-	-	(307,107)	(307,107)
Balance, December 31, 2006	1,000,100	2,000	18,063	1,656,459	1,676,522

Net loss	-	-	-	(511,838)	(511,838)
Balance, December 31, 2007	1,000,100	$2,000	$18,063	$1,144,621	$1,164,684

See Accompanying Notes to Combined Financial Statements.

MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc.
Combined Statements of Cash Flows

	For the year ended
	December 31,
	2007	2006

Cash flows from operating activities:
Net loss	$(511,838)	$(307,107)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	72,500	67,002
Provision for bad debt	206,891	86,881
Provision for returns	396,967	4,727
Changes in assets and liabilities:
Accounts receivable	(807,237)	(65,209)
Deferred tax assets	(17,088)	-
Inventories	(111,098)	(225,832)
Accounts payable and accrued expenses	369,928	150,778
Income tax payable	(17,671)	-
Customer deposits	(145,381)	106,444
Net cash used in operating activities	(564,027)	(182,316)

Cash flows from investing activities:
Purchase of property and equipment	(4,631)	(71,971)
Net cash used in investing activities	(4,631)	(71,971)

Cash flows from financing activities:
Notes receivable from related party	172,316	-
Repayments to related party	(277,141)	-
Advances from related parties	358,989	-
Other receivables	-	389,971
Line of credit	-	(76,405)
Loan payable from related party	158,721	-
Repayment of notes payable	(21,902)	-
Net cash provided by financing activities	390,983	313,566

Net increase (decrease) in cash	(177,675)	59,279

Cash, beginning of year	181,266	121,987

Cash, end of year	$3,591	$181,266

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$38,616	$40,033

Cash paid for interest	$47,459	$30,397

See Accompanying Notes to Combined Financial Statements.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE 1: DESCRIPTION OF BUSINESS, BASIS OF PRESENTATION AND GOING CONCERN

MCR American Pharmaceuticals, Inc (MCR) and AMBI Pharmaceuticals, Inc (AMBI) collectively form the “Company”. MCR and AMBI are both Florida corporations formed in 1991. The Company is a specialty pharmaceutical company that is based in Brooksville, Florida.

The Company focuses primarily on serving the health needs of the US population through the development, marketing and distribution of affordable, quality brand and generic DESI (Drug Efficacy and Safety Implementation Act) and ANDA (Abbreviated New Drug Application) prescription pharmaceutical products. The Company operates its brand name pharmaceutical division under the name MCR American Pharmaceuticals and its generic pharmaceutical division under the name AMBI Pharmaceuticals (AMBI). Within both the Company’s brand and generic operations, the Company holds significant relationships with the brand and generic divisions of major wholesalers and distributors in the United States.

The accompanying financial statements have been prepared on a going concern basis. The Company has used net cash in its operating activities of approximately $564,000 and $182,000 during 2007 and 2006. The Company's ability to continue as a going concern is dependent upon its ability to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due, to fund possible future acquisitions, and to generate profitable operations in the future. Management plans to continue to provide for its capital requirements through capital infusions from affiliates and related parties. The outcome of these matters cannot be predicted at this time and there are no assurances that if achieved, the Company will have sufficient funds to execute its business plan or generate positive operating results. These matters, among others, raise substantial doubt about the ability of the Company to continue as a going concern. These combined financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the Company be unable to continue as a going concern.

The accompanying combined financial statements include the results of operations of MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc. for the years ended December 31, 2007 and 2006. All significant intercompany accounts and transactions have been eliminated in combination.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of revenues and expenses during the reporting period. Actual results will differ from those estimates.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash in banks. The Company considers cash equivalents to include all highly liquid investments with original maturities of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are reported at net realizable value. The Company has established an allowance for doubtful accounts based upon factors pertaining to the credit risk of specific customers, historical trends, and other information. Delinquent accounts are written-off when it is determined that the amounts are uncollectible. The allowance for doubtful accounts was approximately $373,000 and $166,000 at December 31, 2007 and 2006, respectively. Additionally, the Company has established an allowance for product returns based upon factors pertaining to historical trends, including, among other things, recent and historical return rates for both specific products and distributors, the impact of any new product releases in a new jurisdiction and projected economic conditions. At December 31, 2007 and 2006, the allowance for product returns was approximately $558,000 and $161,000, respectively.

Concentration of Credit Risks

The Company is subject to concentrations of credit risk primarily from cash and cash equivalents, accounts receivable, and due from related parties.

The Company’s cash and cash equivalents accounts are held at financial institutions and are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. During 2007, the Company has reached bank balances exceeding the FDIC insurance limit. To reduce its risk associated with the failure of such financial institutions, the Company periodically evaluates the credit quality of the financial institutions in which it holds deposits.

The Company’s accounts receivable are due from various U.S. distributors. Collateral is generally not required. Two of the Company’s customers accounted for 95% and 82% of its accounts receivable net of allowance for doubtful accounts and an allowance for returns, at December 31, 2007 and 2006, respectively. No other customers accounted for more than 10% of its accounts receivable at December 31, 2007 and 2006.

Amounts due from related parties are due from affiliates related through common ownership and control. These amounts are not collateralized.

Customer Concentration

For the years ended December 31, 2007 and 2006, two customers accounted for 71% and 78%, respectively, of the Company’s gross revenues.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

Product and Geographic Concentration

The Company's revenues were predominately derived from the sale of prescription pharmaceutical products, all of which were substantially earned in the United States.

Fair Value of Financial Instruments

The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, receivables, prepaid expenses, payables, accrued expenses, and short-term borrowings. All financial instruments are accounted for on a historical cost basis, which due to the short term maturity of these financial instruments, approximates fair value at December 31, 2007 and December 31, 2006.

Uncertainties

The Company is subject to risks common to companies in the pharmaceutical industry, including but not limited to, development of new technology innovations by competitors of the Company, dependence on key personnel, protection of proprietary technology, and compliance with FDA government regulations.

Inventories

The Company maintains an inventory of pharmaceutical products and samples. Inventories are stated at the lower of cost or market. Cost has been determined using the first-in, first-out method.

The Company’s inventories consists of the following as of December 31:

	2007	2006
Inventory -Products	$544,966	$324,247
Inventory – Samples	39,233	148,854
	$584,199	$473,101

Property and Equipment

Property and equipment are recorded at cost and are depreciated on a straight-line basis over their estimated useful lives of three to five years. Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments are capitalized.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

Property and equipment consists of the following as of December 31:

	2007	2006
Furniture, fixtures and equipment	$383,888	$423,291
Leasehold improvements	210,166	210,167
Transportation equipment	109,741	65,706
	703,795	699,164
Accumulated depreciation	(347,354)	(274,854)
	$356,441	$424,310

Depreciation expense amounted to approximately $73,000 and $67,000 during 2007 and 2006, respectively.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. In such circumstances, the Company will estimate the future cash flows expected to result from the use of the asset and its eventual disposition. Future cash flows are the future cash inflows expected to be generated by an asset less the future outflows expected to be necessary to obtain those inflows. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, the Company will recognize an impairment loss to adjust to the fair value of the asset.

Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consist primarily of vendor payables of $833,434 and $463,506 as of December 31, 2007 and 2006, respectively.

Income Taxes

Income taxes are accounted for in accordance with SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 requires the recognition of deferred tax assets and liabilities to reflect the future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Measurement of the deferred items is based on enacted tax laws. In the event the future consequences of differences between financial reporting bases and tax bases of the Company's assets and liabilities result in a deferred tax asset, SFAS No. 109 requires an evaluation of the probability of being able to realize the future benefits indicated by such assets. A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some or all deferred tax assets will not be realized. Penalties and interest on underpayment of taxes are reflected in the Company’s effective tax rate.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

Revenue Recognition

Revenue is recognized when it is earned. The Company's revenue recognition policies are in compliance with the Securities and Exchange Commission's ("SEC") Staff Accounting Bulletin ("SAB") No. 104 "Revenue Recognition". The Company recognizes revenues from the sale of pharmaceutical products, including shipping fees, if any, upon shipment, provided that; (1) a purchase order has been received or a contract has been executed, (2) there are no uncertainties regarding customer acceptance, (3) the sales price is fixed or determinable and collection is deemed probable, if uncertainties regarding customer acceptance exist, the Company recognizes revenue when those uncertainties are resolved and title has been transferred to the customer.

Revenue from sales of the Company's products are recorded, net of returns. According to the terms of a sales contract, a customer may return products up to a maximum amount and under certain conditions. Allowances are calculated based upon current economic conditions and the underlying contractual terms. Royalty revenue is recognized when earned.

The Company records an allowance for product returns and contractual rebates at year-end. At December 31, 2007 and December 31, 2006, the allowance for product returns was $557,809 and $160,842 respectively.

Segment reporting

The Company operates in one segment, the sale of prescription pharmaceutical products. The Company's chief operating decision-maker evaluates the performance of the Company based upon revenues and expenses by functional areas as disclosed in the Company's statement of operations.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS Statement No. 157 “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, or GAAP, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is a relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practices. This Statement is effective for financial statements for fiscal years beginning after November 15, 2007. Earlier application is permitted provided that the reporting entity has not yet issued financial statements for that fiscal year. Management believes this Statement will have no impact on the financial statements of the Company once adopted.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

In February 2007, the SFAS issued FASB Statement No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115”. This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. This Statement applies to all entities, including not-for-profit organizations. Most of the provisions of this Statement apply only to entities that elect the fair value option. However, the amendment to FASB Statement No. 115, “Accounting for Certain Investments in the Debt and Equity Securities,” applies to all entities with available-for-sale and trading securities. Some requirements apply differently to entities that do not report net income. The following are eligible items for the measurement option established by this Statement:

•	Recognized financial assets and financial liabilities except:
•	An investment in a subsidiary that the entity is required to consolidate
•	An interest in a variable interest entity that the entity is required to consolidate
•
Employers’ and plans’ obligations (or assets representing net overfunded positions) for pension benefits, other postretirement benefits (including health care and life insurance benefits), postemployment benefits, employee stock option and stock purchase plans, and other forms of deferred compensation arrangements, as defined in SFAS Statements No. 35, “Accounting and Reporting by Defined Benefit Pension Plans”, No. 87, “Employers’ Accounting for Pensions”, No. 106, “Employers’ Accounting for Postretirement Benefits Other Than Pensions”, No. 112, “Employers’ Accounting for Postemployment Benefits”, No. 123 (revised December 2004), “Share-Based Payment”, No. 43, “Accounting for Compensated Absences”, No. 146, “Accounting for Costs Associated with Exit or Disposal Activities”, and No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans”, and APB Opinion No. 12, “Omnibus Opinion—1967”

•
Financial assets and financial liabilities recognized under leases as defined in FASB Statement No. 13, “Accounting for Leases” (This exception does not apply to a guarantee of a third-party lease obligation or a contingent obligation arising from a cancelled lease.)

•	Deposit liabilities, withdrawable on demand, of banks, savings and loan associations, credit unions, and other similar depository institutions
•
Financial instruments that are, in whole or in part, classified by the issuer as a component of shareholder’s equity (including “temporary equity”). An example is a convertible debt security with a noncontingent beneficial conversion feature.

•	Firm commitments that would otherwise not be recognized at inception and that involve only financial instruments.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

•	Nonfinancial insurance contracts and warranties that the insurer can settle by paying a third party to provide those goods or services
•	Host financial instruments resulting from separation of an embedded nonfinancial derivative instrument from a nonfinancial hybrid instrument.

The fair value option established by this Statement permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. A not-for-profit organization shall report unrealized gains and losses in its statement of activities or similar statement.
The fair value option:

•	May be applied instrument by instrument, with a few exceptions, such as investments otherwise accounted for by the equity method
•	Is irrevocable (unless a new election date occurs)
•	Is applied only to entire instruments and not to portions of instruments.

This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, “Fair Value Measurements”. No entity is permitted to apply this Statement retrospectively to fiscal years preceding the effective date unless the entity chooses early adoption. The choice to adopt early should be made after issuance of this Statement but within 120 days of the beginning of the fiscal year of adoption, provided the entity has not yet issued financial statements, including required notes to those financial statements, for any interim period of the fiscal year of adoption. This Statement permits application to eligible items existing at the effective date (or early adoption date).  Management believes this statement will have no impact on the financial statements of the Company once adopted.

The financial Accounting Standards Board (FASB) issued FASB Statement No. 141(R) (revised 2007), Business Combinations, and No. 160, Noncontrolling Interests in Consolidated Financial Statements. Statement 141(R) requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. FASB No.141 R is effective for fiscal years beginning after December 15, 2008. The Company does not believe that FAS No. 141(R) will have any impact on its financial statements.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

The FASB issued FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements. Statement 160 requires all entities to report noncontrolling (minority) interests in subsidiaries in the same way—as equity in the consolidated financial statements. Moreover, Statement 160 eliminates the diversity that currently exists in accounting for transactions between an entity and noncontrolling interests by requiring they be treated as equity transactions.

FASB No.160 is effective for fiscal years beginning after December 15, 2008. The Company does not believe that FAS No. 160 will have any impact on its financial statements.

In March 2008, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133, which requires additional disclosures about the objectives of the derivative instruments and hedging activities, the method of accounting for such instruments under SFAS No. 133 and its related interpretations, and a tabular disclosure of the effects of such instruments and related hedged items on our financial position, financial performance, and cash flows. SFAS No. 161 is effective for the Company beginning January 1, 2009. Management believes that, for the foreseeable future, this Statement will have no impact on the financial statements of the Company once adopted.

Allowance for Product Returns

In the normal course of business, the Company does not provide stock-balancing or price protection rights to its distributors; however, on a non-recurring basis, it has historically accepted product returns. The Company estimates its allowance for product returns to amount to approximately $558,000 and $161,000 at December 31, 2007 and 2006, respectively. Management establishes provisions for estimated returns concurrently with the recognition of revenue. The provisions are established based upon consideration of a variety of factors, including, among other things, recent and historical return rates for both specific distributors and projected economic conditions.

NOTE 3: LINE OF CREDIT

As of December 31, 2007 and 2006, the amount of credit extended to the Company was $348,414. Substantially all the assets of the Company and one of its affiliates secure the line of credit. The Company’s affiliate is a real estate holding company owned by the Company’s CEO. This line of credit bears interest at the bank’s prime rate plus 1.00% per annum, which was 8.25% at December 31, 2007. The line of credit matures on May 31, 2008.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE 4: RELATED PARTY

Product Development

Product development expenses are charged to operations as incurred. The Company's product development expenses amounted to $831,383 and $1,655,332 during 2007 and 2006, respectively. An affiliate to the Company by means of common ownership and control provides the product development services to the Company.

Due From Related Parties

The current owner has utilized funds generated by the Company to establish two affiliated companies by means of common ownership and control. The first company is a real estate holding company and the second is a pharmaceutical formulation company. As of December 31, 2007 and 2006, amounts due from these related parties amounted to $1,146,035 and $1,041,210, respectively. Such amounts are noninterest bearing, unsecured and are payable on demand.

Due To Related Party

As of December 31, 2007 and 2006, the due to related party amounted to $432,751 and $73,762, respectively.

NOTE 5: LOANS PAYABLE TO OFFICER

As of December 31, 2007 and 2006, an officer and shareholder of the Company advanced certain funds to finance the Company’s operations. The amount due to the officer amounted to $222,932 and $64,211, at December 31, 2007 and 2006, respectively. The loan is non-interest bearing, unsecured, and payable on demand.

NOTE 6: NOTE PAYABLE

The Company is listed as a borrower on a promissory note, along with two of its affiliates. The note is in association with one of its affiliates start up costs. All of the payments are currently made by the Company and then credited back to the affiliate through the due from the related parties account. One of the affiliates is the primary beneficiary of the promissory note. The debt will be fully assumed by the affiliate upon completion of the acquisition of the Company.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE 7: INCOME TAXES

The components of the provision for income taxes are as follows:

	2007	2006
Current:
Federal	$14,666	$23,643
State	2,422	16,390
Total current	17,088	40,033

Deferred:
Federal	(14,666)	-
State	(2,422)	-
	(17,088)	-
Total provision for income taxes	$-	$40,033

A reconciliation of the Company’s effective tax rate to the statutory federal rate is as follows:

	2007	2006
Federal tax on book income	(35)%	(35)%
State taxes, net of federal benefit	(3.5)	(3.5)
AMBI – S corporation income	19.2	15.4
Change in valuation allowance	19.3	23.1
	0.0	0.0

The tax effects of principal temporary differences between the carrying amount of assets and their tax bases are summarized below.

The components of the deferred tax assets are as follows:

	2007	2006

Allowance for bad debts and returns	$190,789	$75,066
Valuation Allowance	(173,701)	(75,066)

Deferred Tax Assets, net	$17,088	$0

The provision for income taxes relates only to MCR’s activities. AMBI, with the consent of its shareholders, had elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore no provision for Federal income taxes has been included in relation to AMBI’s activities through December 31, 2007.

Management has considered all evidence, both positive and negative, in evaluating whether it is more likely than not that some or all of the deferred tax asset will be realized and has concluded

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE 7: INCOME TAXES -continued

that only so much as can offset current year taxes can be expected to be realized. The valuation allowance has increased by $98,635 during 2007.

NOTE 8: STOCKHOLDERS’ EQUITY

Common Stock

The entire authorized capital of MCR consists of 1,000,000 shares of common stock par value $.001, of which 1,000,000 shares are issued and outstanding. The entire authorized capital stock of AMBI consists of 7,500 shares of common stock par value $10, of which 100 shares are issued and outstanding.

NOTE 9: COMMITMENTS AND CONTINGENCIES

Leases

The Company entered into several leases with terms ranging from 4 to 40 years. The leases provide for monthly payments ranging from approximately $125 to $6,500. The Company’s facilities are leased from an affiliate by means of common ownership and management. Such lease provides for monthly payments amounting to $6,500 and terminates in June 2019.

The minimum annual payments under such commitments for the next five years and thereafter are as follows:
Fiscal Year
2008	$206,000
2009	179,000
2010	175,000
2011	154,000
2012	150,000
thereafter	4,950,000
$5,814,000

The Company entered into an agreement to lease vehicles on a month to month basis. The Lessor bills the Company on a monthly basis. The amount is determined by the number of vehicles leased during the month and all applicable costs, expenses, charges, tickets, penalties and taxes incurred by the Company. For the years ending December 31, 2007 and 2006, the payments amounted to approximately $48,000 and $85,000.

Litigation

From time to time the Company is involved in legal actions arising in the normal course of its business. The Company is not presently subject to any material litigation nor, to management's knowledge, is any litigation threatened against the Company that collectively is expected to have

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS
December 31, 2007 and 2006

NOTE 9: COMMITMENTS AND CONTINGENCIES-continued

a material adverse effect on the Company's cash flows, financial condition or results of operations.

NOTE 10: DEFINED CONTRIBUTION 401(k) PLAN

The Company implemented a 401(k) plan on January 1, 2001. Eligible employees contribute to the 401(k) Plan. Employees become eligible after attaining age 21 and after 12 months of employment with the Company. The employee may become a participant of the 401(k) plan on the first day of the scheduled enrollment months (January or July) following the completion of the eligibility requirements. Effective January 1, 2001 the Company implemented an elective contribution to the Plan of 100% of the employee’s contribution up to 6% of the employee’s compensation (the “Contribution”). The Contributions are subject to a vesting schedule and become fully vested after six years of service, retirement, death or disability, whichever occurs first. The Company made contributions of $15,234 for the year ended December 31, 2007.

NOTE 11: SUBSEQUENT EVENTS

In April of 2008 the shareholder of the Company entered into a letter of intent to sell his interests in MCR and AMBI to an unrelated party in the pharmaceutical industry.

MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc.
Combined Balance Sheets

	March 31,	December 31,
	2008	2007
	(Unaudited)	(1)
ASSETS

Current Assets:
Cash and cash equivalents	$73,245	$3,591
Accounts receivable, net of allowance for doubtful accounts of $370,540 and $372,811 at March 31, 2008 and December 31 2007, respectively and allowance for returns of $1,895,268 and $557,809 at March 31, 2008 and December 31, 2007, respectively	-	872,449
Notes receivable from related party	-	184,422
Due from related party	745,714	961,613
Deferred tax assets	424,316	17,088
Inventories	327,187	584,199
Total current assets	1,570,462	2,623,362

Other assets:
Property, plant and equipment, net of accumulated depreciation of $367,354 as of March 31, 2008 and $347,354 at December 31, 2007.	340,080	356,441
Other assets	39,500	39,500

Total assets	$1,950,042	$3,019,303

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Line of credit	$348,414	$348,414
Accounts payable and accrued expenses	383,448	833,434
Due to related party	74,458	432,751
Loans payable to officer	-	222,932
Deferred revenues	62,331	-
Income tax payable	424,316	17,088
Total current liabilities	1,292,967	1,854,619

Stockholders' Equity:
Common stock	2,000	2,000
Additional paid-in capital	18,063	18,063
Retained earnings	637,012	1,144,621
Total stockholders' equity	657,075	1,164,684

Total liabilities and stockholders’ equity	$1,950,042	$3,019,303

(1) Derived from audited financial statements

See accompanying notes to unaudited combined financial statements.

MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc.
Combined Statements of Operations

	Three months ended
	March 31,
	2008	2007
	(Unaudited)	(Unaudited)

Revenues	$1,321,211	$2,182,448

Cost of goods sold	708,573	444,046

Gross profit	612,638	1,738,402

Operating expenses:
Product development	140,198	-
Selling, general & administrative expenses	957,419	994,257

Total operating expense	1,097,617	994,257

Operating (loss) income	(484,979)	744,145

Other expense:
Interest expense	22,629	39,092

(Loss) income before income tax	(507,608)	705,053

Income tax expense	-	113,400

Net (loss) income	$(507,608)	$591,653

See accompanying notes to unaudited combined financial statements.

MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc.
Combined Statements of Cash Flows

	Three months ended
	March 31,
	2008	2007
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net (loss) income	$(507,608)	$591,653
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	20,000	18,125
Provision for bad debt	(2,271)	-
Provision for returns	1,337,459	-
Changes in assets and liabilities:
Accounts receivable	(462,739)	(173,522)
Deferred tax assets	(407,228)	(57,370)
Inventory	257,012	(38,366)
Accounts payable and accrued expenses	(449,987)	60,885
Income tax payable	407,228	170,770
Customer deposits	-	(145,381)
Deferred revenues	62,331	-
Net cash provided by operating activities	254,197	426,794

Cash flows from investing activities:
Purchase of property and equipment	(3,639)	(4,296)
Net cash used in investing activities	(3,639)	(4,296)

Cash flows from financing activities:
Repayment to related party	(358,293)	(203,850)
Advances from related party	177,389	-
Net cash used in financing activities	(180,904)	(203,850)

Net increase in cash	69,654	218,648

Cash, beginning of year	3,591	181,266

Cash, end of the period	$73,245	$399,914

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$-	$-

Cash paid for interest	$22,629	$39,092

See accompanying notes to unaudited combined financial statements.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2008 and 2007

NOTE 1: DESCRIPTION OF BUSINESS, BASIS OF PRESENTATION AND GOING CONCERN

MCR American Pharmaceuticals, Inc (MCR) and AMBI Pharmaceuticals, Inc (AMBI) collectively form the “Company”. MCR and AMBI are both Florida corporations formed in 1991. The Company is a specialty pharmaceutical company that is based in Brooksville, Florida.

The Company focuses primarily on serving the health needs of the US population through the development, marketing and distribution of affordable, quality brand and generic DESI (Drug Efficacy and Safety Implementation Act) and ANDA (Abbreviated New Drug Application) prescription pharmaceutical products. The Company operates its brand name pharmaceutical division under the name MCR American Pharmaceuticals and its generic pharmaceutical division under the name AMBI Pharmaceuticals. Within both the Company’s brand and generic operations, the Company holds significant relationships with the brand and generic divisions of major wholesalers and distributors in the United States.

The accompanying financial statements have been prepared on a going concern basis. The Company has provided net cash in its operating activities of approximately $254,200 and $427,000 during the three-months ended March 31, 2008 and 2007. The Company's ability to continue as a going concern is dependent upon its ability to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due, to fund possible future acquisitions, and to generate profitable operations in the future. Management plans to continue to provide for its capital requirements through capital infusions from affiliates and related parties. The outcome of these matters cannot be predicted at this time and there are no assurances that if achieved, the Company will have sufficient funds to execute its business plan or generate positive operating results. These matters, among others, raise substantial doubt about the ability of the Company to continue as a going concern. These combined financial statements do not include any adjustments to the amounts and classification of assets and liabilities that may be necessary should the Company be unable to continue as a going concern.

The accompanying combined financial statements include the results of operations of MCR American Pharmaceuticals, Inc. and AMBI Pharmaceuticals, Inc. for the three-months period ended March 31, 2008 and 2007. All significant intercompany accounts and transactions have been eliminated in combination.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the amounts of revenues and expenses during the reporting period. Actual results will differ from those estimates.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2008 and 2007

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash in banks. The Company considers cash equivalents to include all highly liquid investments with original maturities of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are reported at net realizable value. The Company has established an allowance for doubtful accounts based upon factors pertaining to the credit risk of specific customers, historical trends, and other information. Delinquent accounts are written-off when it is determined that the amounts are uncollectible. The allowance for doubtful accounts was approximately $371,000 and $373,000 at March 31, 2008 and December 31, 2007, respectively. Additionally, the Company has established an allowance for product returns based upon factors pertaining to historical trends, including, among other things, recent and historical return rates for both specific products and distributors, the impact of any new product releases in a new jurisdiction and projected economic conditions. At March 31, 2008 and December 31, 2007, the allowance for product returns was approximately $1,895,000 and $558,000, respectively.

Concentration of Credit Risks

The Company is subject to concentrations of credit risk primarily from cash and cash equivalents, accounts receivable, and due from related parties.

The Company’s cash and cash equivalents accounts are held at financial institutions and are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. During the three-month period ended March 31, 2008, the Company has reached bank balances exceeding the FDIC insurance limit. To reduce its risk associated with the failure of such financial institutions, the Company periodically evaluates the credit quality of the financial institutions in which it holds deposits.

The Company’s accounts receivable are due from various U.S. distributors. Collateral is generally not required. Two of the Company’s customers accounted for 90% and 95% of its accounts receivable net of allowance for doubtful accounts and an allowance for returns at March 31, 2008 and December 31, 2007, respectively. No other customers accounted for more than 10% of its accounts receivable at March 31, 2008 and December 31, 2007.

Amounts due from related parties are due from affiliates related through common ownership and control. These amounts are not collateralized.

Customer Concentration

For the three-month periods ended March 31, 2008 and 2007, two customers accounted for 84% of the Company’s gross revenues.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2008 and 2007

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

Product and Geographic Concentration

The Company's revenues were predominately derived from the sale of prescription pharmaceutical products, all of which were substantially earned in the United States.

Fair Value of Financial Instruments

The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, receivables, payables, accrued expenses, and short-term borrowings. All financial instruments are accounted for on a historical cost basis, which due to the short term maturity of these financial instruments, approximates fair value.

Uncertainties

The Company is subject to risks common to companies in the pharmaceutical industry, including but not limited to, development of new technology innovations by competitors of the Company, dependence on key personnel, protection of proprietary technology, and compliance with FDA government regulations.

Inventories

The Company maintains an inventory of pharmaceutical products and samples. Inventories are stated at the lower of cost or market. Cost has been determined using the first-in, first-out method.

The Company’s inventories consists of the following:

	March 31, 2008	December 31, 2007
Inventory - Products	$305,777	$544,996
Inventory - Samples	21,410	39,203
	$327,187	$584,199

Property and Equipment

Property and equipment are recorded at cost and are depreciated on a straight-line basis over their estimated useful lives of three to five years. Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments are capitalized.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2008 and 2007

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

Property and equipment consists of the following:

	March 31, 2008	December 31, 2007
Furniture, fixtures and equipment	$431,562	$383,888
Leasehold improvements	210,166	210,166
Transportation equipment	65,706	109,741
	707,434	703,795
Accumulated depreciation	(367,354)	(347,354)
	$340,080	$356,441

Depreciation expense amounted to approximately $20,000 and $18,000 during March 31, 2008 and 2007, respectively.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. In such circumstances, the Company will estimate the future cash flows expected to result from the use of the asset and its eventual disposition. Future cash flows are the future cash inflows expected to be generated by an asset less the future outflows expected to be necessary to obtain those inflows. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, the Company will recognize an impairment loss to adjust to the fair value of the asset.

Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consist primarily of vendor payables of $383,448 and $833,434 at March 31, 2008 and December 31, 2007, respectively.

Income Taxes

Income taxes are accounted for in accordance with SFAS No. 109, "Accounting for Income Taxes". SFAS No. 109 requires the recognition of deferred tax assets and liabilities to reflect the future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Measurement of the deferred items is based on enacted tax laws. In the event the future consequences of differences between financial reporting bases and tax bases of the Company's assets and liabilities result in a deferred tax asset, SFAS No. 109 requires an evaluation of the probability of being able to realize the future benefits indicated by such assets. A valuation allowance related to a deferred tax asset is recorded when it is more likely than not that some or all deferred tax assets will not be realized. Penalties and interest on underpayment of taxes are reflected in the Company’s effective tax rate.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2008 and 2007

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

Revenue Recognition

Revenue is recognized when it is earned. The Company's revenue recognition policies are in compliance with the Securities and Exchange Commission's ("SEC") Staff Accounting Bulletin ("SAB") No. 104 "Revenue Recognition". The Company recognizes revenues from the sale of pharmaceutical products, including shipping fees, if any, upon shipment, provided that; (1) a purchase order has been received or a contract has been executed, (2) there are no uncertainties regarding customer acceptance, (3) the sales price is fixed or determinable and collection is deemed probable, if uncertainties regarding customer acceptance exist, the Company recognizes revenue when those uncertainties are resolved and title has been transferred to the customer.

Revenues from sales of the Company's products are recorded, net of returns. According to the terms of a sales contract, a customer may return products up to a maximum amount and under certain conditions. Allowances are calculated based upon current economic conditions and the underlying contractual terms. Royalty revenue is recognized when earned.

The Company records an allowance for product returns and contractual rebates at year-end. At March 31, 2008 and December 31, 2007, the allowance for product returns was $1,895,268 and $557,809, respectively.

Any excess of the allowance for product returns over the accounts receivable is recorded as deferred revenues. The Company’s deferred revenues amounted to approximately $62,000 and $0 at March 31, 2008 and December 31, 2007, respectively.

Segment reporting

The Company operates in one segment, the sale of prescription pharmaceutical products. The Company's chief operating decision-maker evaluates the performance of the Company based upon revenues and expenses by functional areas as disclosed in the Company's statement of operations.

Recent Accounting Pronouncements

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133,” which requires additional disclosures about the objectives of the derivative instruments and hedging activities, the method of accounting for such instruments under SFAS No. 133 and its related interpretations, and a tabular disclosure of the effects of such instruments and related hedged items on our financial position, financial performance, and cash flows. SFAS No. 161 is effective for the Company beginning January 1, 2009. Management believes that, for the foreseeable future, this Statement will have no impact on the financial statements of the Company once adopted.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2008 and 2007

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (continued)

In December 2007, the FASB issued SFAS No. 141(R) “Business Combinations,” which replaces SFAS No. 141. The statement retains the purchase method of accounting for acquisitions, but requires a number of changes, including changes in the way assets and liabilities are recognized in the purchase accounting. It also changes the recognition of assets acquired and liabilities assumed arising from contingencies, requires the capitalization of in-process research and development at fair value, and requires the expensing of acquisition-related costs as incurred. SFAS No. 141(R) is effective for the Company beginning January 1, 2009 and will apply prospectively to business combinations completed on or after that date. Management believes that, for the foreseeable future, this Statement will have no impact on the financial statements of the Company once adopted.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which changes the accounting and reporting for minority interests. Minority interests will be recharacterized as noncontrolling interests and will be reported as a component of equity separate from the parent’s equity, and purchases or sales of equity interests that do not result in a change in control will be accounted for as equity transactions. In addition, net income attributable to the noncontrolling interest will be included in consolidated net income on the face of the income statement and, upon a loss of control, the interest sold, as well as any interest retained, will be recorded at fair value with any gain or loss recognized in earnings. SFAS No. 160 is effective for the Company effective January 1, 2009 and will apply prospectively, except for the presentation and disclosure requirements, which will apply retrospectively. Management believes that, for the foreseeable future, this Statement will have no impact on the financial statements of the Company once adopted.

Allowance for Product Returns

In the normal course of business, the Company does not provide stock-balancing or price protection rights to its distributors; however, on a non-recurring basis, it has historically accepted product returns. The Company estimates its allowance for product returns to amount to approximately $1,895,000 and $558,000 at March 31, 2008 and December 31, 2007, respectively. Management establishes provisions for estimated returns concurrently with the recognition of revenue. The provisions are established based upon consideration of a variety of factors, including, among other things, recent and historical return rates for both specific distributors and projected economic conditions.

NOTE 3: LINE OF CREDIT

At March 31, 2008 and December 31, 2007, the amount of credit extended to the Company was $348,414. Substantially all the assets of the Company and one of its affiliates secure the line of credit. The Company’s affiliate is a real estate holding company owned by the Company’s CEO. This line of credit bears interest at the bank’s prime rate plus 1.00% per annum, which was 6.25% at March 31, 2008. The line of credit matures on May 31, 2008.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2008 and 2007

NOTE 4: RELATED PARTY

Product Development

Product development expenses are charged to operations as incurred. The Company's product development expenses amounted to $140,198 and $0 at March 31, 2008 and 2007, respectively. An affiliate to the Company by means of common ownership and control provides the product development services to the Company.

Due From Related Party

The former owner utilized funds generated by the Company to establish two affiliated companies by means of common ownership and control. The first company is a real estate holding company and the second is a pharmaceutical formulation company. At March 31, 2008 and December 31, 2007, due from related party amounted to $745,714 and $1,146,035, respectively. Such amounts are noninterest bearing, unsecured and are payable on demand.

Pursuant to the acquisition agreement, the due from related party and loan receivable from shareholder were offset by loans payable to officers at March 31, 2008.

Due To Related Party

As of March 31, 2008 and December 31, 2007, the due to related party amounted to $74,458 and $432,751, respectively.

NOTE 5: LOANS PAYABLE TO OFFICER

At March 31, 2008 and December 31, 2007, an officer and shareholder of the Company advanced certain funds to finance the Company’s operations. The amount due to the officer amounted to $0 and $222,932 at March 31, 2008 and December 31, 2007, respectively. The loan is non-interest bearing, unsecured, and payable on demand.

NOTE 6: STOCKHOLDERS’ EQUITY

Common Stock

The entire authorized capital of MCR consists of 1,000,000 shares of common stock par value $.001, of which 1,000,000 shares are issued and outstanding. The entire authorized capital stock of AMBI consists of 7,500 shares of common stock par value $10, of which 100 shares are issued and outstanding.

MCR AMERICAN PHARMACEUTICALS, INC. AND AMBI PHARMACEUTICALS, INC.
NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
March 31, 2008 and 2007

NOTE 7: COMMITMENTS AND CONTINGENCIES

Litigation

From time to time the Company is involved in legal actions arising in the normal course of its business. The Company is not presently subject to any material litigation nor, to management's knowledge, is any litigation threatened against the Company that collectively is expected to have a material adverse effect on the Company's cash flows, financial condition or results of operations.

NOTE 8: SUBSEQUENT EVENTS

On June 6, 2008, Neuro-Hitech, Inc., a Delaware corporation (“NHI”) acquired substantially all operating assets and liabilities of the Company.  Pursuant to an Amended and Restated Stock Purchase Agreement (the “Purchase Agreement”), by and among NHI, GKI Acquisition Corporation, one of NHI’s  wholly-owned subsidiaries (“GKI Acquisition Sub”) and David Ambrose (“Seller”), the sole stockholder of the Company, NHI acquired GKI pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 5, 2008, by and among NHI, GKI Acquisition Sub, GKI and four individuals.

The Purchase Agreement provides that, among other things, the consideration paid to four individuals, which consisted of an aggregate of 2,000,000 shares of the Company’s common stock.

The consideration paid to Seller pursuant to the Purchase Agreement consisted of: (i) $4,410,000 in cash of which $410,000 shall be held in escrow pending satisfaction of the payment of certain indebtedness of the Company, (ii) 1,333,333 shares of NHI’s common stock, (iii) a Convertible Note in the principal amount of $3,000,000 (the “Convertible Note”) and (iv) a Subordinated Note in the amount of $3,000,000 (the “Subordinated Note”). The shares issued to the Seller are subject to a lock-up agreement which restricts the Seller from selling the shares prior to June 6, 2009.